UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2012

Mandalay Digital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-10039	22-2267658
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

4751 Wilshire Boulevard, Third Floor Los Angeles, CA	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As required by Item 5.02(d) of Form 8-K, this Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement Item 5.02 of the 8-K filed by Mandalay Digital Group, Inc. (the “Company”) on May 10, 2012 (the “Initial Filing”) to reflect that on May 23, 2013, Chris Rogers was appointed to the Audit Committee and the Compensation Committee of the Company.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: May 30, 2013	By:	/s/ Peter Adderton
Peter Adderton
Chief Executive Officer